Prepayments and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Prepayments and other receivables
V.A.T.	$ 2,264	$ 3,734
Income tax payments in advance	13,153	1,112
Other prepaid taxes	965	227
To be recovered from co-venturers (Note 33)	14,610	9,740
Prepayments and other receivables	15,392	13,484
Advanced payment for business transaction in Argentina		54,084
Total prepayments and accrued income	46,384	82,381
Current	42,394	79,731
Non-current	$ 3,990	$ 2,650